                                                                EXHIBIT 99.B.4a

[LOGO OF AETNA APPEARS HERE]  AETNA LIFE INSURANCE AND ANNUITY COMPANY
                              Home Office:  151 Farmington Avenue
                              Hartford, Connecticut  06156
                              (800) 525-4225

                              Aetna Life Insurance and Annuity Company, herein
                              called Aetna, agrees to pay the benefits stated in
                              the Contract.
--------------------------------------------------------------------------------
 CERTIFICATE OF               To the Certificate Holder:
 GROUP ANNUITY
 COVERAGE                     Aetna certifies that coverage is in force for you
                              under the stated Group Annuity Contract and Certificate numbers. All data shown here is taken from Aetna records and is based upon information furnished by you.

                              This Certificate is a summary of the Group Annuity Contract provisions. It replaces any and all prior certificates, riders, or amendments issued to you under the stated Contract and Certificate numbers. This Certificate is for information only and is not a part of the Contract.

                              THE VARIABLE FEATURES OF THE GROUP CONTRACT ARE
                              DESCRIBED IN PARTS III AND IV.
--------------------------------------------------------------------------------
 RIGHT TO                     You may cancel this Certificate within 10 days of
 CANCEL                       receiving it by returning this Certificate along
                              with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Certificate at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.

            Dan Kearney                           Lucille M. Nickerson

            President                                 Secretary

--------------------------------------------------------------------------------
 Contract Holder                                      Group Annuity Contract No.
  SPECIMEN                                             SPECIMEN
--------------------------------------------------------------------------------
 Your Name                                            Certificate No.
  JOHN DOE                                             SPECIMEN
--------------------------------------------------------------------------------
 Annuitant Name                                       Type of Plan
  JOHN DOE JR.                                         FLEXIBLE PREMIUM
--------------------------------------------------------------------------------

 ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

SPECIFICATIONS

------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED                    There are guaranteed interest rates for amounts held in the AG Account (See Contract Schedule I).
INTEREST RATE

------------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM               There will be deductions for mortality and expense risks and administrative fees (see Contract
THE SEPARATE                  Schedule I and II).
ACCOUNT

------------------------------------------------------------------------------------------------------------------------------------
DEDUCTION FROM                Purchase Payment is subject to a deduction for premium taxes, if any (see 3.01).
PURCHASE PAYMENT

------------------------------------------------------------------------------------------------------------------------------------
SURRENDER                     There will be a charge deducted upon surrender (see Contract Schedule I).
FEE

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT:             Variable Annuity Account B

CHARGES TO SEPARATE           A daily charge is deducted from any portion of the Current Value allocated to the Separate Account.
ACCOUNT:                      The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                              Administrative Charge     0.15%
                              Mortality Risk Charge     0.35%
                              Expense Risk Charge       0.90%
                                                        -----
                              Total Separate Account
                              Charges                   1.40%

SEPARATE ACCOUNT FUNDS:       During the Accumulation Period the Funds available with this Contract are:

                              Aetna Variable Fund
                              Aetna Income Shares
                              Aetna Variable Encore Fund
                              Aetna Investment Advisers Fund, Inc.
                              Aetna Ascent Variable Portfolio
                              Aetna Crossroads Variable Portfolio
                              Aetna Legacy Variable Portfolio
                              The Alger American Fund - Alger American Balanced Portfolio
                              The Alger American Fund - Alger American Income and Growth Portfolio
                              The Alger American Fund - Alger American Growth Portfolio
                              The Alger American Fund - Alger American Midcap Growth Portfolio
                              The Alger American Fund - Alger American Leveraged Allcap Portfolio
                              The Alger American Fund - Alger American Small Capitalization Portfolio
                              Fidelity Investments Variable Insurance Products Fund - High Income Portfolio
                              Fidelity Investments Variable Insurance Products Fund - Equity-Income Portfolio
                              Fidelity Investments Variable Insurance Products Fund - Growth Portfolio
                              Fidelity Investments Variable Insurance Products Fund - Overseas Portfolio
                              Fidelity Investments Variable Insurance Products Fund II - Investment Grade Bond Portfolio
                              Fidelity Investments Variable Insurance Products Fund II - Asset Manager Portfolio
                              Fidelity Investments Variable Insurance Products Fund II - Index 500 Portfolio
                              Fidelity Investments Variable Insurance Products Fund II - Contrafund Portfolio
                              Insurance Management Series - Corporate Bond Fund

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FUNDS        Insurance Management Series - Equity Growth and Income Fund
(CONT'D):                     Insurance Management Series - International Stock Fund
                              Insurance Management Series - U.S. Government
                              Bond Fund Insurance Management Series - Utility Fund
                              Janus Aspen Series - Aggressive Growth Portfolio
                              Janus Aspen Series - Balanced Portfolio
                              Janus Aspen Series - Flexible Income Portfolio
                              Janus Aspen Series - Growth Portfolio
                              Janus Aspen Series - Short-Term Bond Portfolio
                              Janus Aspen Series - Worldwide Growth Portfolio
                              Lexington Emerging Markets Fund
                              Lexington Natural Resources Trust
                              TCI Portfolios, Inc. - TCI International
                              TCI Portfolios, Inc. - TCI Growth
                              TCI Portfolios, Inc. - TCI Balanced

 ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
--------------------------------------------------------------------------------

 MINIMUM
 GUARANTEED                   3.0%.
 INTEREST RATE (effective
 annual rate of return):

 SEPARATE ACCOUNT AND AG ACCOUNT
--------------------------------------------------------------------------------

 MINIMUM INITIAL PURCHASE     $5,000
 PAYMENT:

 MAXIMUM INITIAL PURCHASE     $500,000
 PAYMENT WITHOUT HOME
 OFFICE APPROVAL:

 TRANSFERS:                   An unlimited number of Transfers may be made during the Accumulation Period. Aetna allows 12 free
                              Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent
                              Transfer.

 MINIMUM TRANSFER             $500
 AMOUNT:

 MAINTENANCE FEE:             The annual Maintenance Fee is $30. If the Current Value is $50,000 or more on the date the Maintenance
                              Fee is to be deducted, the Maintenance Fee is $0.

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

 SURRENDER FEE:               For each surrender, the Surrender Fee will be determined as follows:

                                                                  Surrender Fee
                              Length of Time from Deposit      (as percentage of
                              of Net Purchase Payment (Years)  Net Purchase Payment)

                              Less than 1 year                          7%
                              1 or more but less than 2 years           6%
                              2 or more but less than 3 years           5%
                              3 or more but less than 4 years           4%
                              4 or more but less than 5 years           3%
                              5 or more but less than 6 years           2%
                              6 or more but less than 7 years           1%
                              7 years or more                           0%

 SYSTEMATIC WITHDRAWAL        The specified payment or specified percentage may not be greater than 10% of the Current Value at
 OPTION (SWO)                 time of election.
 PERCENTAGE:

 SWO MINIMUM INITIAL           $25,000
 CURRENT VALUE:

 SWO MINIMUM PAYMENT           $500
 AMOUNT:

 ESTATE CONSERVATION           $25,000
 OPTION (ECO) MINIMUM
 INITIAL CURRENT VALUE:

 See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT
--------------------------------------------------------------------------------

 SEPARATE ACCOUNT:            Variable Annuity Account B

 CHARGES TO SEPARATE          A daily charge is deducted from any portion of the Current Value allocated to the Separate Account.
 ACCOUNT:                     The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                              Administrative Charge     0.15%
                              Mortality Risk Charge     0.35%
                              Expense Risk Charge       0.90%
                                                        -----
                              Total Separate Account
                              Charges                   1.40%

 SEPARATE ACCOUNT FUNDS:      During the Accumulation Period the Funds available with this Contract are:

                              Aetna Variable Fund
                              Aetna Income Shares
                              Aetna Variable Encore Fund
                              Aetna Investment Advisers Fund, Inc.
                              Aetna Ascent Variable Portfolio
                              Aetna Crossroads Variable Portfolio
                              Aetna Legacy Variable Portfolio
                              Janus Aspen Series - Aggressive Growth Portfolio
                              Janus Aspen Series - Flexible Income Portfolio
                              Janus Aspen Series - Growth Portfolio
                              Lexington Emerging Markets Fund
                              Lexington Natural Resources Trust
                              TCI Portfolios, Inc. - TCI International
                              TCI Portfolios, Inc. - TCI Growth
                              TCI Portfolios, Inc. - TCI Balanced

 ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
--------------------------------------------------------------------------------

 MINIMUM GUARANTEED           3.0%.
 INTEREST RATE (effective
 annual rate of return):

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT
--------------------------------------------------------------------------------

 MINIMUM INITIAL PURCHASE       $5,000
 PAYMENT:

 MAXIMUM INITIAL PURCHASE       $500,000
 PAYMENT WITHOUT HOME
 OFFICE APPROVAL:

 TRANSFERS:                     An unlimited number of Transfers may be made
                                during the Accumulation Period. Aetna allows 12
                                free Transfers in any calendar year. Thereafter,
                                Aetna reserves the right to charge $10 for each
                                subsequent Transfer.

 MINIMUM TRANSFER               $500
 AMOUNT:

 MAINTENANCE FEE:               The annual Maintenance Fee is $30. If the
                                Current Value is $50,000 or more on the date the
                                Maintenance Fee is to be deducted, the
                                Maintenance Fee is $0.

 SURRENDER FEE:                 For each surrender, the Surrender Fee will be
                                determined as follows:

                                                                       Surrender Fee
                                Length of Time from Deposit          (as percentage of
                                of Net Purchase Payment (Years)     Net Purchase Payment)

                                Less than 1 year                            7%
                                1 or more but less than 2 years             6%
                                2 or more but less than 3 years             5%
                                3 or more but less than 4 years             4%
                                4 or more but less than 5 years             3%
                                5 or more but less than 6 years             2%
                                6 or more but less than 7 years             1%
                                7 years or more                             0%

 SYSTEMATIC WITHDRAWAL          The specified payment or specified percentage
 OPTION (SWO)                   may not be greater than 10% of the Current Value
 PERCENTAGE:                    at time of election.

 SWO MINIMUM INITIAL            $25,000
 CURRENT VALUE:

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

 SWO MINIMUM PAYMENT            $500
 AMOUNT:

 ESTATE CONSERVATION            $25,000
 OPTION (ECO) MINIMUM
 INITIAL CURRENT VALUE:

 See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT
--------------------------------------------------------------------------------

 SEPARATE ACCOUNT:              Variable Annuity Account B

 CHARGES TO SEPARATE            A daily charge is deducted from any portion of the Current Value allocated to the Separate Account.
 ACCOUNT:                       The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                                Administrative Charge     0.15%
                                Mortality Risk Charge     0.35%
                                Expense Risk Charge       0.90%
                                                          -----
                                Total Separate Account
                                Charges                   1.40%

 SEPARATE ACCOUNT FUNDS:        During the Accumulation Period the Funds available with this Contract are:

                                Insurance Management Series - Equity Growth and Income Fund
                                Insurance Management Series - Utility Fund
                                Insurance Management Series - Prime Money Fund
                                Insurance Management Series - U.S. Government Bond Fund
                                Insurance Management Series - Corporate Bond Fund
                                Insurance Management Series - International Stock Fund

 ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
--------------------------------------------------------------------------------

 MINIMUM GUARANTEED             3.0%.
 INTEREST RATE (effective
 annual rate of return):

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT
--------------------------------------------------------------------------------

 MINIMUM INITIAL PURCHASE       $5,000
 PAYMENT:

 MAXIMUM INITIAL PURCHASE       $500,000
 PAYMENT WITHOUT HOME
 OFFICE APPROVAL:

 TRANSFERS:                     An unlimited number of Transfers may be made during the Accumulation Period. Aetna allows 12 free
                                Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

 MINIMUM TRANSFER               $500
 AMOUNT:

 MAINTENANCE FEE:               The annual Maintenance Fee is $30. If the Current Value is $50,000 or more on the date the
                                Maintenance Fee is to be deducted, the Maintenance Fee is $0.

 SURRENDER FEE:                 For each surrender, the Surrender Fee will be determined as follows:

                                                                         Surrender Fee
                                Length of Time from Deposit of Net     (as percentage of
                                Purchase Payment (Years)             Net Purchase Payment)

                                Less than 1 year                              7%
                                1 or more but less than 2 years               6%
                                2 or more but less than 3 years               5%
                                3 or more but less than 4 years               4%
                                4 or more but less than 5 years               3%
                                5 or more but less than 6 years               2%
                                6 or more but less than 7 years               1%
                                7 years or more                               0%

 SYSTEMATIC WITHDRAWAL          The specified payment or specified percentage may not be greater than 10% of the Current Value at
 OPTION (SWO)                   time of election.
 PERCENTAGE:

 SWO MINIMUM INITIAL            $25,000
 CURRENT VALUE:

                              ACCUMULATION PERIOD

 SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

 SWO MINIMUM PAYMENT            $500
 AMOUNT:

 ESTATE CONSERVATION            $25,000
 OPTION (ECO) MINIMUM
 INITIAL CURRENT VALUE:

 See 1. GENERAL DEFINITIONS for explanations.

                             CONTRACT SCHEDULE II
                                ANNUITY PERIOD

 SEPARATE ACCOUNT
--------------------------------------------------------------------------------

 CHARGES TO SEPARATE            A daily charge at an annual effective rate of 1.25% for Annuity mortality and expense risks. The
 ACCOUNT:                       administrative charge is established upon election of an Annuity option. This charge will not exceed
                                0.25%.

 WARIABLE ANNUITY ASSUMED       If a Variable Annuity is chosen, an assumed annual net return rate of 5.0% may be elected. If 5.0%
 ANNUAL NET RETURN RATE:        is not elected, Aetna will use an assumed annual net return rate of 3.5%.

                                The assumed annual net return rate factor for 3.5% per year is 0.9999058.

                                The assumed annual net return rate factor for 5.0% per year is 0.9998663.

                                If the portion of a Variable Annuity payment for any Fund is not to decrease, the Annuity return factor under the Separate Account for that Fund must be:

                                (a)  4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence if an assumed annual net return rate of 3.5%
                                     is chosen; or

                                (b)  6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence, if an assumed annual net return rate of 5% is chosen.

 FIXED ANNUITY
--------------------------------------------------------------------------------

 MINIMUM GUARANTEED             3.0%
 INTEREST RATE (effective
 annual rate of return):

 See 1. GENERAL DEFINITIONS for explanations.

                               TABLE OF CONTENTS


I.  GENERAL DEFINITIONS
------------------------------------------------------------------

                                                                               PAGE
1.01  Account....................................................................10

1.02  Accumulation Period........................................................10

1.03  Adjusted Current Value.....................................................10

1.04  ALIAC Guaranteed Account (AG Account)......................................10

1.05  Annuitant..................................................................10

1.06  Annuity....................................................................10

1.07  Beneficiary................................................................10

1.08  Certificate Holder.........................................................10

1.09  Code.......................................................................10

1.10  Contract...................................................................10

1.11  Contract Holder............................................................10

1.12  Current Value..............................................................11

1.13  Deposit Period.............................................................11

1.14  Dollar Cost Averaging......................................................11

1.15  Fixed Annuity..............................................................11

1.16  Fund(s)....................................................................11

1.17  General Account............................................................11

1.18  Guaranteed Rate -- AG Account..............................................11

1.19  Guaranteed Term............................................................11

1.20  Guaranteed Term(s) Groups..................................................12

1.21  Maintenance Fee............................................................12

1.22  Market Value Adjustment (MVA)..............................................12

1.23  Matured Term Value.........................................................12

1.24  Matured Term Value Transfer................................................12

1.25  Maturity Date..............................................................12

1.26  Net Purchase Payment(s)....................................................12

1.27  Nonunitized Separate Account...............................................12

1.28  Purchase Payment(s)........................................................12

1.29  Reinvestment...............................................................12

1.30  Separate Account...........................................................13

1.31  Surrender Value............................................................13

1.32  Transfers..................................................................13

                                                                                PAGE
1.33  Valuation Period (Period)..................................................13

1.34  Variable Annuity...........................................................13

II.   GENERAL PROVISIONS
------------------------------------------------------------------

2.01  Change of Contract.........................................................13

2.02  Change of Fund(s)..........................................................14

2.03  Nonparticipating Contract..................................................14

2.04  Payments and Elections.....................................................15

2.05  State Laws.................................................................15

2.06  Control of Contract........................................................15

2.07  Designation of Beneficiary.................................................15

2.08  Misstatements and Adjustments..............................................16

2.09  Incontestability...........................................................16

2.10  Grace Period...............................................................16

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
------------------------------------------------------------------

3.01  Net Purchase Payment.......................................................16

3.02  Certificate Holder's Account...............................................16

3.03  Fund(s) Record Units -- Separate Account...................................17

3.04  Net Return Factor(s) -- Separate Account...................................17

3.05  Fund Record Unit Value -- Separate Account.................................17

3.06  Market Value Adjustment....................................................18

3.07  Transfer of Current Value from the Funds or ALIAC Guaranteed Account.......19

3.08  Notice to the Certificate Holder...........................................19

3.09  Loans......................................................................19

3.10  Systematic Withdrawal Option (SWO).........................................19

3.11  Death Benefit Amount.......................................................21

3.12  Death Benefit Options Available to Beneficiary.............................23

3.13  Liquidation of Surrender Value.............................................24

3.14  Surrender Fee..............................................................25

3.15  Payment of Surrender Value.................................................25

IV.   ANNUITY PROVISIONS
------------------------------------------------------------------

                                                                                PAGE
4.01  Choices to be Made.........................................................25

4.02  Terms of Annuity Options...................................................26

4.03  Death of Annuitant/Beneficiary.............................................27

4.04  Fund(s) Annuity Units -- Separate Account..................................28

4.05  Fund(s) Annuity Unit Value -- Separate Account.............................28

4.06  Annuity Net Return Factor(s) -- Separate Account...........................29

4.07  Annuity Options............................................................29

I.    GENERAL DEFINITIONS
--------------------------------------------------------------------------------

1.01  ACCOUNT:                     A record established for each Certificate
                                   Holder to maintain the value of the Net
                                   Purchase Payment held on his/her behalf
                                   during the Accumulation Period.

1.02  ACCUMULATION PERIOD:         The period during which the Net Purchase
                                   Payment(s) are applied to a Contract to
                                   provide future Annuity payment(s).

1.03  ADJUSTED CURRENT VALUE:      The Current Value of a Contract plus or minus
                                   any aggregate ALIAC Guaranteed Account MVA, if applicable. (See 1.21)

1.04  ALIAC GUARANTEED             An accumulation option where Aetna
      ACCOUNT                      guarantees stipulated rate(s) of interest for
      (AG ACCOUNT):                specified periods of time.  All assets of
                                   Aetna, including amounts in the Nonunitized
                                   Separate Account, are available to meet the guarantees under the AG Account.

1.05  ANNUITANT:                   The person whose life is measured for
                                   purposes of the Guaranteed Death Benefit and the duration of Annuity payments under this Contract.

1.06  ANNUITY:                     Payment of an income:
                                   (a)  For the life of one or two persons;
                                   (b)  For a stated period; or
                                   (c)  For some combination of (a) and (b).

1.07  BENEFICIARY:                 The individual or estate entitled to receive
                                   any payment from the Contract upon the death of the Annuitant, or if the Certificate
                                   Holder is different from the Annuitant, upon the death of the Certificate Holder. If the Account is held by joint Certificate Holders, the survivor will be deemed the designated
                                   Beneficiary and any other Beneficiary on record will be treated as the contingent
                                   Beneficiary.

1.08  CERTIFICATE HOLDER:          A person who purchases an interest in the
                                   Contract as evidenced by a certificate. Aetna reserves the right to limit ownership to natural persons. If more than one Certificate
                                   Holder owns an account, each Certificate
                                   Holder will be a joint Certificate Holder.
                                   Any joint Certificate Holder must be the spouse of the other joint Certificate Holder.
                                   Joint Certificate Holders have joint
                                   ownership rights and both must authorize exercising any ownership rights unless Aetna allows otherwise. If the account is owned by a nonnatural person, the death benefit will be paid at the death of the Annuitant.

1.09  CODE:                        The Internal Revenue Code of 1986, as it may
                                   be amended from time to time.

1.10  CONTRACT:                    This agreement between Aetna and the Contract
                                   Holder.

1.11  CONTRACT HOLDER:             The entity to which a group Contract is
                                   issued.

1.12  CURRENT VALUE:               As of the most recent Valuation Period, the
                                   Net Purchase Payment and any additional
                                   amount deposited pursuant to 3.12 plus any interest added to the portion allocated to the ALIAC Guaranteed Account; and plus or minus the investment experience of the portion allocated to the Funds since deposit;
                                   less all Maintenance Fees deducted, any
                                   amounts surrendered and any amounts applied to an Annuity.

1.13  DEPOSIT PERIOD:              A calendar week, a calendar month, a calendar
                                   quarter, or any other period of time
                                   specified by Aetna during which the Net
                                   Purchase Payment(s), Transfers or
                                   Reinvestments are accepted into the ALIAC
                                   Guaranteed Account for one or more Guaranteed
                                   Terms. Aetna reserves the right to extend the Deposit Period.

1.14  DOLLAR COST AVERAGING:       A program that permits the Certificate Holder
                                   to systematically transfer amounts from any of the Funds and the one-year AG Account
                                   Guaranteed Term to any of the Funds by
                                   completing the appropriate section of the enrollment form or a Dollar Cost Averaging election form.

1.15  FIXED ANNUITY:               An Annuity with payments that do not vary in
                                   amount.

1.16  FUND(S):                     The open-end management investment companies
                                   (mutual funds) in which the Separate Account invests (see Contract Schedule I for the specific fund options).

1.17  GENERAL ACCOUNT:             The account holding the assets of Aetna,
                                   other than those assets held in Aetna's
                                   separate accounts.

1.18  GUARANTEED RATE --           Aetna will declare the interest rate
      AG ACCOUNT:                  applicable to a specific Guaranteed Term at
                                   the start of the Deposit Period for that Guaranteed Term. The rate is guaranteed by Aetna for that Deposit Period and the ensuing
                                   Guaranteed Term. The Guaranteed Rate is an annual effective yield. That is, interest is credited daily at a rate that will produce the Guaranteed Rate over the period of a year. No Guaranteed Rate will ever be less than the Minimum Guaranteed Rate shown on Contract Schedule I.

1.19  GUARANTEED TERM:             The period of time for which the AG Account
                                   Guaranteed Rate is guaranteed on the Net
                                   Purchase Payment, Transfers and Reinvestments made into a current Deposit Period for the AG
                                   Account. Such period begins on the day
                                   following the close of the Deposit Period and ends on the designated Maturity Date.
                                   Guaranteed Terms are offered at Aetna's
                                   discretion for various lengths of time
                                   ranging up to and including ten years.


                                   During a Deposit Period, Aetna may make
                                   available any number of Guaranteed Terms. The Contract Holder may allocate Net Purchase Payments and Transfers into any or all of the available Guaranteed Terms.

1.20  GUARANTEED TERM(S)           All AG Account Guaranteed Term(s) with
      GROUPS:                      the same length of time from the close of the
                                   Deposit Period until the designated Maturity
                                   Date.

1.21  MAINTENANCE FEE:             The Maintenance Fee (see Contract Schedule I)
                                   will be deducted during the Accumulation
                                   Period from the Current Value on each
                                   anniversary of the date the Contract is
                                   established and upon the surrender of the entire Contract.

1.22  MARKET VALUE ADJUSTMENT      An adjustment that may apply to an amount
      (MVA):                       withdrawn or transferred from an AG Account
                                   Guaranteed Term prior to the end of that Guaranteed Term. The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit and is computed using the formula given in 3.06. The adjustment is expressed as a percentage of each dollar being withdrawn or transferred.

1.23  MATURED TERM VALUE:          The amount payable on an AG Account
                                   Guaranteed Term's Maturity Date.

1.24  MATURED TERM VALUE           During the calendar month following
      TRANSFER:                    an AG Account Maturity Date, the Certificate
                                   Holder may notify Aetna's Home Office in writing to Transfer or surrender all or part of the Matured Term Value, plus interest at the new Guaranteed Rate accrued thereon, from the AG Account without an MVA. This provision only applies to the first such written request received from the Certificate Holder during this period for any Matured Term
                                   Value.

1.25  MATURITY DATE:               The last day of an AG Account Guaranteed
                                   Term.

1.26  NET PURCHASE PAYMENT:        The Purchase Payment less premium taxes, as
                                   applicable.

1.27  NONUNITIZED SEPARATE         A separate account set up by Aetna under
      ACCOUNT:                     Title 38, Section 38a-433, of the Connecticut
                                   General Statutes, that holds assets for AG
                                   Account Terms. There are no discrete units for this Account. The Certificate Holder does not participate in the investment gain or loss from the assets held in the Nonunitized
                                   Separate Account. Such gain or loss is borne entirely by Aetna. These assets may be chargeable with liabilities arising out of any other business of Aetna.

1.28  PURCHASE PAYMENT(S):         Payment(s) accepted by
                                   Aetna at its Home Office. Aetna reserves the right to refuse to accept any Purchase
                                   Payment at any time for any reason. No
                                   advance notice will be given to the Contract
                                   Holder.


                                   Aetna reserves the right to refuse to accept any Purchase Payment at any time for any reason. No advance notice will be given to the Contract Holder or Certificate Holder.

1.29   REINVESTMENT:               Aetna will mail a notice to the Contract
                                   Holder at least 18 calendar days and not more than 45 days before a Guaranteed Term's
                                   Maturity Date.

1.29  REINVESTMENT:                This notice will contain the Terms available
      (CONT'D)                     during current Deposit (CONT'D) Periods with
                                   their Guaranteed Rate, and projected Matured
                                   Term Value. If no specific direction is given by the Certificate Holder prior to the Maturity Date, each Matured Term Value will be reinvested in the current Deposit Period for a Guaranteed Term of the same duration.
                                   If a Guaranteed Term of the same duration is unavailable, each Matured Term Value will automatically be reinvested in the current
                                   Deposit Period for the next shortest
                                   Guaranteed Term available. If no shorter
                                   Guaranteed Term is available, the next longer
                                   Guaranteed Term will be used. Aetna will mail a confirmation statement to the Certificate
                                   Holder the next business day after the
                                   Maturity Date. This notice will sate the Guaranteed Term and Guaranteed Rate which will apply to the reinvested Matured Term
                                   Value.

1.30  SEPARATE ACCOUNT:            A separate account that buys and holds shares
                                   of the Fund(s). Income, gains or losses, realized or unrealized, are credited or charged to the Separate Account without regard to other income, gains or losses of Aetna. Aetna owns the assets held in the Separate Account and is not a trustee as to such amounts. This Separate Account generally is not guaranteed and is held at market value. The assets of the Separate Account, to the extent of reserves and other contract liabilities of the Account, shall not be cha rged with other Aetna liabilities.

1.31  SURRENDER VALUE:             The amount payable by Aetna upon the
                                   surrender of any portion of an account.

1.32  TRANSFERS:                   The movement of invested amounts among the
                                   available Fund(s) and the AG Account under this Contract during the Accum ulation
                                   Period.

1.33  VALUATION PERIOD (PERIOD):   The period of time for which a Fund
                                   determines its net asset value, usually from 4:15 p.m. Eastern time each day the New York
                                   Stock Exchange is open until 4:15 p.m. the next such day, or such other day that one or more of the Funds determines its net asset value.

1.34  VARIABLE ANNUITY:            An Annuity with payments that vary with the
                                   net investment results of one or more Funds held under the Separate Account.

II.  GENERAL PROVISIONS
--------------------------------------------------------------------------------

2.01  CHANGE OF CONTRACT:          Only an authorized officer of Aetna may
                                   change the terms of the contract. Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change. Any change will not affect the amount or terms of any Annuity which begins before the change.

2.01  CHANGE OF CONTRACT           Aetna may make any change that affects the AG
      (CONT'D):                    Account Market Value Adjustment (3.06) with
                                   at least 30 days' advance written notice to the Contract Holder and the Certificate
                                   Holder. Any such change shall become
                                   effective for any new Term and will be
                                   applicable only if it is more favorable to the Contract Holder and/or the Certificate
                                   Holder.

                                   Any change that affects any of the following under this Contract will not apply to Accounts in existence before the effective date of the change:

                                   (a)  Net Purchase Payment (3.01)
                                   (b)  AG Account Guaranteed Rate (1.04)
                                   (c)  Net Return Factor(s) -- Separate
                                        Account (3.04)
                                   (d)  Current Value (1.12)
                                   (e)  Surrender Value (1.31)
                                   (f)  Fund(s) Annuity Unit Value -- Separate
                                        Account (4.05)
                                   (g)  Annuity Options (4.07)
                                   (h)  Fixed Annuity Guaranteed Interest
                                        Rates (4.01)
                                   (i)  Transfers (1.32)

                                   This Contract may be changed as deemed
                                   necessary by Aetna to comply with federal or state law. Any such change is subject to the prior approval of the New York Insurance Department.

2.02  CHANGE OF FUND(S):           Aetna, or the Separate Account, may:

                                   (a) Change the Fund(s) which may be invested in by the Separate Account; and
                                   (b)  Replace the shares of any Fund(s) held
                                        in the Separate Account with shares of
                                        any other Fund(s).

                                   Changes must be:

                                   (a)  Approved by a majority vote of the
                                        shares in the Separate Account with
                                        respect to the Fund(s) whose shares are
                                        to be replaced; or
                                   (b)  Deemed necessary by Aetna under the
                                        Investment Company Act of 1940; or
                                   (c)  Deemed necessary by Aetna to accomplish
                                        the purpose of the Separate Account.

                                   Such changes are subject to the approval of the Superintendent of the New York Insurance Department and Aetna will notify the Contract Holder of such change.

2.03  NONPARTICIPATING CONTRACT:   The Contract Holder, Certificate Holders or
                                   Beneficiaries will not have a right to share in the earnings of Aetna.

2.04  PAYMENTS AND ELECTIONS:      While the Certificate Holder is living, Aetna
                                   will pay the Certificate Holder any Annuity payments as and when due. After the Certificate Holder's death, or at the death of the first Certificate Holder if the Account is owned jointly, any Annuity payments required to be made will be paid in accordance with 4.03. Aetna will determine other payments and/or elections as of the end of the Valuation Period in which the request is received at its Home Office. Such payments will be made within 7 calendar days of receipt at its Home Office of a written claim for payment which is in good order, except as provided in 3.15.

2.05  STATE LAWS:                  The Contract and the Certificates comply with
                                   the laws of the state in which they are
                                   delivered. Any surrender, death, or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

2.06  CONTROL OF CONTRACT:         This is a Contract between the Contract
                                   Holder and Aetna. The Contract Holder has title to the Contract. Contract Holder rights are limited to accepting and rejecting
                                   Contract modifications. The Certificate
                                   Holder has all other rights to amounts held in his or her Account.

                                   Each Certificate Holder shall own all amounts held in his or her Account. Each Certificate Holder may make any choices allowed by this Contract for his or her Account. Certificate Holder choices made under the contract must be in writing. If the Account is owned jointly, both joint Certificate Holders must authorize any Certificate Holder change in writing. Until receipt of such choices at Aetna's Home Office, Aetna may rely on any previous choices made.

                                   The Account may not be attached, alienated, or subject to the claims of creditors of the Certificate Holder except to the extent permitted by law.

                                   The Certificate Holder may assign or transfer his or her rights under the Contract. Aetna reserves the right not to accept assignment or transfer to a nonnatural person. Any assignment or transfer made must be submitted to Aetna's Home Office in writing and will not be effective until accepted by Aetna.

2.07  DESIGNATION OF               Each Certificate Holder shall name his or her
      BENEFICIARY:                 Beneficiary. If the Account is owned jointly,
                                   both joint Certificate Holders must agree in writing to the Beneficiary designated. The
                                   Beneficiary may be changed at any time.
                                   Changes to a Beneficiary must be submitted to Aetna's Home Office in writing and will not be effective until accepted by Aetna.

2.08  MISSTATEMENTS AND            If Aetna finds the age or sex of any
      ADJUSTMENTS:                 Annuitant to be misstated, the amount payable
                                   under the Contract shall be adjusted for the correct age or sex; the amount of any underpayment or overpayment, with interest at six per cent per year, shall be credited to, or changed against, the current or next succeeding payment or payments to be made by Aetna under the Contract.

2.09  INCONTESTABILITY:            Aetna cannot cancel the Contract because of
                                   any error of fact on the application. Aetna cannot cancel an Account because of any error of fact on the enrollment form.

2.10  GRACE PERIOD:                This Contract will remain in effect even if
                                   Purchase Payments are not continued.

III. PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
--------------------------------------------------------------------------------

3.01  NET PURCHASE PAYMENT:        This amount is the actual Purchase Payment
                                   less any premium tax. Aetna will generally deduct the premium tax when Annuity benefits are elected (see Part IV). If Aetna determines that under applicable state law, it must pay a premium tax when the Purchase
                                   Payment is received or at any other time, it will deduct the tax at that time.

                                   The Net Purchase Payment will be credited among:

                                   (a)  The current Deposit Period(s) for
                                        Guaranteed Terms under the AG Account;
                                        and
                                   (b)  The Fund(s) in which the Separate
                                        Account invests.

                                   For each Net Purchase Payment, the
                                   Certificate Holder shall tell Aetna the
                                   allocation percentage to be applied to the current Deposit Period for each of the available Guaranteed Terms in the AG Account and/or each Fund. If allocation instructions are not received along with any subsequent Net Purchase Payment, the allocation will be the same as that indicated on the original application. If the same Guaranteed Term is no longer available, the Net Purchase Payment will be allocated to the next shortest Guaranteed Term available in the current Deposit Period. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used.

                                   The minimum acceptable additional Purchase
                                   Payment is shown on Contract Schedule I. The maximum acceptable Purchase Payment without Home Office approval is also provided on Contract Schedule I.

3.02  CERTIFICATE HOLDER'S         Aetna will maintain an Account for each
      ACCOUNT:                     Certificate Holder.

3.03  FUND(S) RECORD UNITS --      The portion of the Net Purchase Payment(s)
      SEPARATE ACCOUNT:            applied to each Fund under the Separate
                                   Account will determine the number of Fund record units for that Fund. This number is equal to the portion of the Net Purchase
                                   Payment(s) applied to each Fund divided by the Fund record unit value (see 3.05) for the Valuation Period in which the Purchase
                                   Payment is received in good order at Aetna's
                                   Home Office.

3.04  NET RETURN FACTOR(S) --      The net return factor(s) are used to compute
      SEPARATE ACCOUNT:            all Separate Account record units for any
                                   Fund.

                                   The net return factor for each Fund is equal to 1.0000000 plus the net return rate.

                                   The net return rate is equal to:

                                   (a) The value of the shares of the Fund held by the Separate Account at the end of the Valuation Period; minus
                                   (b) The value of the shares of the Fund held by the Separate Account at the start of the Valuation Period; plus or minus
                                   (c)  Taxes (or reserves for taxes) on the
                                        Separate Account (if any); divided by
                                   (d) The total value of the Fund record units and Fund Annuity units of the Separate Account at the start of the Valuation Period; minus
                                   (e)  A daily Separate Account charge at an
                                        annual rate as shown on Contract
                                        Schedule I for mortality and expense
                                        risks, which may include profit; and a
                                        daily administrative charge.

                                   A net return rate may be more or less than 0%. The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

3.05  FUND RECORD UNIT             A Fund record unit value is computed by
      VALUE -- SEPARATE ACCOUNT:   multiplying the net return factors for the
                                   current Valuation Period by the Fund record unit value for the previous Period. The dollar value of Fund record units, Separate
                                   Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

3.06  MARKET VALUE                 Except as noted below, there will be an MVA
      Adjustment:                  for a withdrawal from the AG Account before
                                   the end of a Guaranteed Term when the
                                   withdrawal is due to:

                                   (a)  A Transfer; except for Transfers from
                                        the one-year AG Account Guaranteed Term
                                        under the Dollar Cost Averaging program
                                        or, as specified in 1.24, AG Account
                                        Matured Term Value Transfer;
                                   (b) A full or partial surrender (including a 15% free withdrawal under 3.14), except for a partial withdrawal under the Systematic Withdrawal Option (see 3.10); or
                                   (c)  An election of Annuity option 2 (see
                                        4.07).

3.06  MARKET VALUE                      Full and partial surrenders and
      ADJUSTMENT                        Transfers made within six months
      (CONT'D):                         after the date of the Annuitant's death
                                        will be the greater of:

                                        (a)  The aggregate MVA amount which is
                                             the sum of all market value
                                             adjusted amounts calculated due to
                                             a withdrawal of amounts. This total
                                             may be greater or less than the
                                             Current Value of those amounts; or
                                        (b)  The applicable portion of the
                                             Current Value in the AG Account.

                                        After the six-month period, the
                                        surrender or transfer will be the
                                        aggregate MVA amount, which may be
                                        greater or less than the Current Value
                                        of those amounts.

                                        The greater of the aggregate MVA amount
                                        or the applicable portion of the Current
                                        Value applies to amounts withdrawn from
                                        the AG Account on account of an election of Annuity options 3 or 4 (see 4.07).

                                        Market value adjusted amounts will be
                                        equal to the amount withdrawn multiplied by the following ratio:

                                                           x
                                                         -----
                                                          365
                                                  (1 + i)
                                             ----------------
                                                           x
                                                         -----
                                                          365
                                                  (1 + j)


                                        Where:

                                                     i    is the Deposit
                                                          Period Yield
                                                     j    is the Current Yield
                                                     x    is the number of days
                                                          remaining, (computed
                                                          from Wednesday of the
                                                          week of withdrawal) in
                                                          the Guaranteed Term.

                                        The Deposit Period Yield will be
                                        determined as follows:

                                        (a)  At the close of the last business
                                             day of each week of the Deposit
                                             Period, a yield will be computed as
                                             the average of the yields on that
                                             day of U.S. Treasury Notes which
                                             mature in the last three months of
                                             the Guaranteed Term.
                                        (b)  The Deposit Period Yield is the
                                             average of those yields for the
                                             Deposit Period. If withdrawal is
                                             made before the close of the
                                             Deposit Period, it is the average
                                             of those yields on each week
                                             preceding withdrawal.

                                        The Current Yield is the average of the
                                        yields on the last business day of the
                                        week preceding withdrawal on the same
                                        U.S. Treasury Notes included in the
                                        Deposit Period Yield.

3.06  MARKET VALUE                      In the event that no U.S. Treasury Notes
      ADJUSTMENT                        which mature in the last three months of
      (CONT'D):                         the Guaranteed Term exist, Aetna
                                        reserves the right to use the U.S.
                                        Treasury Notes that mature in the
                                        following quarter.

                                        If. U.S. Treasury Notes are no longer
                                        available, a suitable replacement index, subject to approval of the
                                        Superintendent of the New York Insurance
                                        Department, would then be utilized.

                                        A detailed description of the MVA has
                                        been filed with the Superintendent of
                                        the New York Insurance Department.

3.07  TRANSFER OF CURRENT VALUE         Before an Annuity option is elected, all
      FROM THE FUNDS OR                 or any portion of the Adjusted Current
      AG ACCOUNT:                       Value may be transferred from any Fund
                                        or Guaranteed Term of the AG Account:

                                        (a)  To any other Fund; or
                                        (b)  To any Guaranteed Term of the AG
                                             Account available in the current
                                             Deposit Period.

                                        Transfer requests can be submitted as a
                                        percentage or as a dollar amount. The
                                        minimum transfer amount is shown on
                                        Contract Schedule I. Within a Guaranteed
                                        Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                        The Certificate Holder may make an
                                        unlimited number of Transfers during the Accumulation Period. The number of free Transfers allowed by Aetna is shown on Contract Schedule I. Additional Transfers may be subject to a Transfer fee as shown on Contract Schedule I. Amounts transferred from the AG Account under the Dollar Cost Averaging program, or amounts transferred as a Matured Term Value on or within the calendar month of the Term's Maturity Date, do not count against the annual Transfer limit.

                                        Amounts applied to Guaranteed Terms of
                                        the AG Account may not be transferred to the Funds or to another Guaranteed Term during the Deposit Period or for 90 days after the close of the Deposit Period except for:

                                        (1)  a Matured Term Value(s) during the
                                             calendar month following the Term's
                                             Maturity Date and
                                        (2)  amounts transferred from the one-
                                             year AG Account Guaranteed Term
                                             under the Dollar Cost Averaging
                                             program.


                                        Transfers from Guaranteed Terms of the
                                        AG Account are subject to the MVA
                                             provisions in 3.06.

3.08  NOTICE TO THE CONTRACT            The Certificate Holder will receive
      HOLDER:                           quarterly statements from Aetna of:

                                        (a)  The value of any amounts held in:
                                             (1)  The AG Account; and
                                             (2)  The Fund(s) under the
                                                  Separate Account.
                                        (b)  The number of any Fund(s) record
                                             units; and
                                        (c)  The Fund(s) record unit value.

3.08  NOTICE TO THE CONTRACT            Such number or values will be as of a
      HOLDER                            specific date no more than 60 days
      (CONT'D):                         before the date of the notice.

3.09  LOANS:                            Loans are not available under this
                                        Contract.

3.10  SYSTEMATIC WITHDRAWAL             The following distribution options
      OPTION (SWO)                      may be elected by the Certificate Holder
                                        during the Accumulation Period. A
                                        distribution option under which a
                                        portion of the Account's Current Value
                                        will automatically be surrendered and
                                        distributed each year. SWO payments will be calculated based on the Account's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Account. A Surrender Fee will not be deducted from any portion of the Current
                                        Value which is paid as a distribution
                                        under SWO. Certificate Holders should
                                        consult their tax advisers prior to
                                        requesting this distribution option.
                                        Aetna will not be responsible for any
                                        adverse tax consequences due to
                                        receiving SWO payments.

                                        (a)  Amount of Distribution: The
                                             Certificate Holder may elect one of
                                             the three payment methods described
                                             below.

                                             (1)  Specified Payment: Payment of
                                                  a designated dollar amount.
                                                  The annual amount may not be
                                                  greater than the percentage of
                                                  the Account's Current Value on
                                                  the date of the SWO election
                                                  as shown on Contract Schedule
                                                  I. This annual dollar amount
                                                  will remain constant. The
                                                  minimum SWO payment amount is
                                                  shown on Contract Schedule I.
                                                  If SWO payments are made more
                                                  frequently than annually, the
                                                  designated annual amount is
                                                  divided by the number of
                                                  payments due each year; or

                                             (2)  Specified Period: Payments
                                                  made over a designated period
                                                  of time of at least 10 years.
                                                  The annual payment is
                                                  calculated by dividing the
                                                  Current Value as of December
                                                  31 of the year prior to the
                                                  payment year by the number of
                                                  payment years remaining; or

                                             (3)  Specified Percentage: Payments
                                                  of a designated percentage
                                                  which cannot be greater than
                                                  the percentage of the Current
                                                  Value at the time of election
                                                  as shown on Contract Schedule
                                                  I. The percentage may be
                                                  changed by written request.
                                                  Aetna reserves the right to
                                                  limit the number of times the
                                                  percentage may be changed. The
                                                  annual amount is calculated by
                                                  multiplying the Current Value
                                                  as of December 31 of the year
                                                  prior to the payment year by
                                                  the designated percentage.

                                        Payments upon the Contract Holder's
                                        death will continue to the Beneficiary
                                        in the manner described in 3.11.

3.10  SYSTEMATIC WITHDRAWAL             (b)  Minimum Initial Current Value:
      OPTION (SWO)                           The Minimum Initial Current Value
      (CONT'D):                              required to begin SWO is shown on
                                             Contract Schedule I. If after
                                             election of this option the Current
                                             Value is insufficient to make a
                                             scheduled SWO payment, Aetna will
                                             distribute the entire balance.

                                        (c)  Date of Distribution: The Contract
                                             Holder shall specify the first
                                             payment date. The earliest
                                             allowable first payment date is the
                                             date on which the Contract Holder
                                             attains age 59 1/2. The latest
                                             allowable SWO payment date is the
                                             month of the Contract Holder's 85th
                                             birthday. As elected by the
                                             Contract Holder, SWO payments will
                                             be made on a monthly, quarterly,
                                             semi-annual or annual basis. If SWO
                                             payments are made more frequently
                                             than annually, the designated
                                             annual amount is divided by the
                                             number of payments due each year.
                                             Subsequent payments will be made on
                                             the 15th of the appropriate months
                                             or on such other date as Aetna may
                                             designate or allow.

                                        (d)  Election and Revocation: SWO may be
                                             elected by the Certificate Holder
                                             or a spouse beneficiary if elected
                                             after the Certificate Holders death
                                             by submitting a completed and
                                             signed election form to Aetna's
                                             Home Office. Once elected, this
                                             option may be revoked by the
                                             Certificate Holder or spousal
                                             Beneficiary, if elected after the
                                             Certificate Holder's death, by
                                             submitting a written request to
                                             Aetna at its Home Office. Any
                                             revocation will apply only to
                                             amounts not yet paid. SWO may be
                                             elected only once by the
                                             Certificate Holder or by the spouse
                                             Beneficiary.

3.11  DEATH BENEFIT AMOUNT:             If the Certificate Holder or Annuitant
                                        dies before Annuity payments start, the
                                        Beneficiary is entitled to a death
                                        benefit under the Account. If the
                                        Account is owned jointly, the death
                                        benefit is paid at the death of the
                                        first joint Certificate Holder to die.
                                        The claim date is the date when proof of death and the Beneficiary's claim are received in good order at Aetna's Home
                                        Office. The amount of the death benefit
                                        is determined as follows:

                                        (a)  Death of Annuitant less than 85
                                             years of age: The guaranteed death
                                             benefit is the greatest of:

                                             (1) The sum of all Net Purchase
                                                 Payment(s) made to the Account
                                                 (as of the date of death) minus
                                                 the sum of all amounts
                                                 surrendered, applied to an
                                                 Annuity, or deducted from the
                                                 Account;

3.11  DEATH BENEFIT AMOUNT             (2)  The highest step-up value as
      (CONT'D)                              of the date of death. A step-
                                            up value is determined on each
                                            anniversary of the Effective
                                            Date. Each step-up value is
                                            calculated as the Account's
                                            Current Value on the Effective
                                            Date anniversary, increased by
                                            the amount of any Purchase
                                            Payment(s) made, and decreased
                                            by the sum of all amounts
                                            surrendered, deducted, and/or
                                            applied to an Annuity option
                                            since the Effective Date
                                            anniversary.

                                       (3)  The Account's Current Value as
                                            of the date of death.

                                        The excess, if any, of the guaranteed
                                        death benefit value over the Account's
                                        Current Value is determined as of the
                                        date of death. Any excess amount will be deposited in the Account and allocated to Aetna Variable Encore Fund as of the claim date. The Current Value on the claim date plus any excess amount deposited becomes the Account's Current Value.

                                   (b)  Death of Annuitant age 85 or
                                        greater: The death benefit is the
                                        greatest of:

                                        (1)  The sum of all Net Purchase
                                             Payment(s) made to the account
                                             (as of the date of death)
                                             minus the sum of all amounts
                                             surrendered, applied to an
                                             Annuity, or deducted from the
                                             Account;

                                        (2)  The highest step-up value
                                             prior to the Certificate
                                             Holder's 85th birthday.
                                             A step-up value is determined
                                             on each anniversary of the
                                             Effective Date. Each step-up
                                             value is calculated as the
                                             Account's Current Value on the
                                             Effective Date anniversary,
                                             increased by the amount of any
                                             Purchase Payment(s) made, and
                                             decreased by the sum of all
                                             amounts surrendered, deducted,
                                             and/or applied to an Annuity
                                             option since the Effective
                                             Date anniversary.

                                       (3)  The Account's Current Value as
                                            of the date of death.

                                        The excess, if any, of the guaranteed
                                        death benefit value over the Account's
                                        Current Value is determined as of the
                                        date of death. Any excess amount will be deposited in the Account and allocated to the Aetna Variable Encore Fund as of the claim date. The Current Value on the claim date, plus any excess amount deposited, becomes the Account's Current Value.

                                   (c)  Death of the Certificate Holder if
                                        the Certificate Holder is not the
                                        Annuitant: The death benefit amount
                                        is the Account's Adjusted Current
                                        Value on the Claim Date. A
                                        Surrender Fee may apply to any full
                                        or partial surrender (see 3.14 and
                                        Contract Schedule I).

3.11  DEATH BENEFIT AMOUNT              (d)  At the death of a surviving spouse
      (CONT'D)                               Beneficiary who continued the
                                             Account in his or her own name, the
                                             death benefit amount is equal to
                                             the Account's Current Value less
                                             any applicable Surrender Fee on the
                                             amount of any Purchase Payment(s)
                                             made since the death of the
                                             Certificate Holder.

3.12  DEATH BENEFIT OPTIONS             Prior to any election, or until amounts
      AVAILABLE TO BENEFICIARY:         must be otherwise distributed under this
                                        section, the Current Value of the
                                        account will be retained in the Account.
                                        The Beneficiary has the right under the
                                        Contract to allocate or reallocate any
                                        amount to any of the available
                                        investment options (subject to an MVA,
                                        as applicable). The following options
                                        are available to the Beneficiary:

                                        (a)  When the Contract Holder is the
                                             Annuitant: If the Contract
                                             Holder/Annuitant dies, and:

                                             (1)  If the Beneficiary is the
                                                  Certificate Holder's surviving
                                                  spouse, the surviving spouse
                                                  may exercise all rights under
                                                  the Contract and continue in
                                                  the Accumulation Period, or
                                                  may elect (i), (ii), or (iii)
                                                  below. Under the Code,
                                                  distributions from the Account
                                                  are not required until the
                                                  Spousal Beneficiary's death.
                                                  The Spousal Beneficiary may
                                                  elect to:

                                                  (i)   Apply some or all of the
                                                        Adjusted Current Value
                                                        of the Account to
                                                        Annuity option 2, 3 or 4
                                                        (see 4.07);

                                                  (ii)  Apply some or all of the
                                                        Adjusted Current Value
                                                        to Annuity option 1 (see
                                                        4.07); or

                                                  (iii) Receive, at any time, a
                                                        lump sum payment equal
                                                        to the Adjusted Current
                                                        Value of the Account.

                                             (2)  If the Beneficiary is other
                                                  than the Certificate Holder's
                                                  surviving spouse, then options
                                                  (i), (ii), or (iii) under (1)
                                                  above apply. Any portion of
                                                  the Adjusted Current Value of
                                                  the Account not applied to
                                                  Annuity option 2, 3 or 4
                                                  within one year of the
                                                  Certificate Holder's death,
                                                  must be distributed within
                                                  five years of the date of
                                                  death.

                                             (3)  If no Beneficiary exists, a
                                                  lump sum payment equal to the
                                                  Adjusted Current Value will be
                                                  made to the Certificate
                                                  Holder's estate.

                                        (b)  When the Certificate Holder is not
                                             the Annuitant and the Certificate
                                             Holder dies, and:

3.12  DEATH BENEFIT OPTIONS                  (1)  If the Beneficiary is the
      AVAILABLE TO BENEFICIARY                    Certificate Holder's surviving
      (CONT'D)                                    spouse, the Beneficiary may
                                                  exercise all rights under the
                                                  Contract and continue in the
                                                  Accumulation Period, or may
                                                  elect (i), (ii), or (iii)
                                                  below. Under the Code,
                                                  distributions from the Account
                                                  are not required under the
                                                  spousal Beneficiary's death.
                                                  The spousal Beneficiary may
                                                  elect to:

                                                  (i)   Apply some or all of the
                                                        Adjusted Current Value
                                                        of the Account to
                                                        Annuity option 2, 3 or 4
                                                        (see 4.07);

                                                  (ii)  Apply some or all of the
                                                        Adjusted Current Value
                                                        to Annuity option 1 (see
                                                        4.07); or

                                                  (iii) Receive, at any time, a
                                                        lump sum payment equal
                                                        to the Adjusted Current
                                                        Value of the Account.

                                             (2)  If the Beneficiary is other
                                                  than the Certificate Holder's
                                                  surviving spouse, then options
                                                  (i), (ii), or (iii) under (1)
                                                  above apply. Any portion of
                                                  the Adjusted Current Value not
                                                  applied to Annuity option 2, 3
                                                  or 4 within one year of the
                                                  Certificate Holder's death,
                                                  must be distributed within
                                                  five years of the date of
                                                  death.

                                             (3)  If no Beneficiary exists, a
                                                  lump sum payment equal to the
                                                  Surrender Value will be made
                                                  to the Certificate Holder's
                                                  estate.

                                        (c)  When the Certificate Holder is not
                                             the Annuitant and the Annuitant
                                             dies: The Beneficiary must elect
                                             Annuity option 2, 3 or 4 within 60
                                             days of the date of death or the
                                             gain, if any, will be includible in
                                             the Beneficiary's income in the tax
                                             year in which the Annuitant dies.

3.13  LIQUIDATION OF                    All or any portion of the Account's
      SURRENDER VALUE:                  Current Value may be surrendered at any
                                        time. Surrender requests can be
                                        submitted as a percentage of the
                                        Account's Adjusted Current Value or as a specific dollar amount. Net Purchase
                                        Payment amounts are withdrawn first, and then the excess value, if any. For any partial surrender, amounts are withdrawn on a pro rata basis from the Fund(s) and/or the Guaranteed Term(s) Groups of the AG Account in which the Current
                                        Value is invested. Within a Guaranteed
                                        Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                        After deduction of the Maintenance Fee,
                                        if applicable, the surrendered amount
                                        shall be reduced by a Surrender Fee, if
                                        applicable.

                                        An MVA may apply to amounts surrendered
                                        from the AG Account.

3.14  SURRENDER FEE:                    The Surrender Fee only applies to the
                                        Net Purchase Payment(s) portion
                                        surrendered and varies according to the
                                        elapsed time since deposit (see Contract
                                        Schedule I). Net Purchase Payment
                                        amounts are withdrawn in the same order
                                        they were applied.

                                        No Surrender Fee is deducted from any
                                        portion of the Net Purchase Payment
                                        which is paid:

                                        (a)  To a Beneficiary due to the
                                             Annuitant's death before Annuity
                                             payments start, up to a maximum of
                                             the aggregate Net Purchase
                                             Payment(s) minus the total of all
                                             partial surrenders, amounts applied
                                             to an Annuity and deductions made
                                             prior to the Annuitant's date of
                                             death;

                                        (b)  As a premium for an Annuity option
                                             2, 3 or 4 under this Contract (see
                                             4.07);

                                        (c)  As a distribution under the SWO
                                             provision (see 3.10);

                                        (d)  At least 12 months after the date
                                             of the Purchase Payment to the
                                             Account, in an amount equal to or
                                             less than 15% of the Current Value.
                                             This applies to the first surrender
                                             request, partial or full, in a
                                             calendar year. The Current Value is
                                             calculated as of the date the
                                             surrender request is received in
                                             good order at Aetna's Home Office.
                                             This waiver is not available to the
                                             Contract Holder while SWO is in
                                             effect; or

                                        (e)  For a full surrender of the Account
                                             where the Current Value of the
                                             Account is $2,500 or less and no
                                             surrenders have been taken from the
                                             Contract within the prior 12
                                             months.

3.15  PAYMENT OF                        Under certain emergency conditions,
      SURRENDER VALUE:                  Aetna may defer payment:

                                        (a)  For a period of up to 6 months
                                             (unless not allowed by state law);
                                             or
                                        (b)  As provided by federal law under
                                             the Investment Company Act of 1940.

IV. ANNUITY PROVISIONS
--------------------------------------------------------------------------------

4.01  CHOICES TO BE MADE:               The Certificate Holder may tell Aetna to
                                        apply any portion of the Adjusted
                                        Current Value (minus any premium tax)
                                        for an Annuity under option 2, 3, or 4
                                        (see 4.07). The first Annuity payment
                                        may not be earlier than one calendar
                                        year after the Purchase Payment nor
                                        later than the first day of the month
                                        following the Annuitant's 85th birthday.

                                        When an Annuity Option is chosen, Aetna
                                        must also be told if payments are to be
                                        made other than monthly and whether to
                                        pay:

4.01  CHOICES TO BE MADE:               (a)  A Fixed Annuity using the General
      (CONT'D)                               Account;

                                        (b)  A Variable Annuity using any of the
                                             Fund(s) available under this
                                             Contract for Annuity purposes; or

                                        (c)  A combination of (a) and (b).

                                        If a Fixed Annuity is chosen, the
                                        Annuity purchase rate for the option
                                        chosen reflects at least the Minimum
                                        Guaranteed Interest Rate (see Contract
                                        Schedule II), but may reflect a higher
                                        interest rate. If a Variable Annuity is
                                        chosen, the initial Annuity payment for
                                        the option chosen reflects the assumed
                                        annual return rate elected. (see
                                        Contract Schedule II).

4.02  TERMS OF ANNUITY                  (a)  When payments start, the age of the
      OPTIONS:                               Annuitant plus the number of years
                                             for which payments are guaranteed
                                             must not exceed 95.

                                        (b)  An Annuity option may not be
                                             elected if the first payment would
                                             be less than $50 or if the total
                                             payments in a year would be less
                                             than $250 (less if required by
                                             state law). Aetna reserves the
                                             right to increase the minimum first
                                             Annuity payment amount and the
                                             annual minimum annual Annuity
                                             payment amount based upon increases
                                             reflected in the Consumer Price
                                             Index-Urban, (CPI-U) since July 1,
                                             1993.

                                        (c)  If a Fixed Annuity under option 2,
                                             3 or 4 is chosen and a larger
                                             payment would result from applying
                                             the Surrender Value or, if greater,
                                             95% of what the surrender would be
                                             if there were no surrender fee, to
                                             a current Aetna single premium
                                             immediate Annuity, Aetna will make
                                             the larger payment.

                                        (d)  For purposes of calculating the
                                             guaranteed first payment of a
                                             Variable Annuity or the payments
                                             for a Fixed Annuity, the
                                             Annuitant's and second Annuitant's
                                             adjusted age will be used. The
                                             Annuitant's and second Annuitant's
                                             adjusted age is his or her age as
                                             of the birthday closest to the
                                             Annuity commencement date reduced
                                             by one year for Annuity
                                             commencement dates occurring during
                                             the period of time from July 1,
                                             1993 through December 31, 1999. The
                                             Annuitant's and second Annuitant's
                                             age will be reduced by two years
                                             for Annuity commencement dates
                                             occurring during the period of time
                                             from January 1, 2000 through
                                             December 31, 2009. The Annuitant's
                                             and second Annuitant's age will be
                                             reduced by one additional year for
                                             Annuity commencement dates
                                             occurring in each succeeding
                                             decade.

                                             The Annuity purchase rates for
                                             options 3 and 4 are based on
                                             mortality from 1983 Table a.

4.02  TERMS OF ANNUITY                  (e)  Assumed Annual Net Return Rate is
      OPTIONS (CONT'D)                       the interest rate used to determine
                                             the amount of the first Annuity
                                             payment under a Variable Annuity as
                                             shown on Contract Schedule II. The
                                             Separate Account must earn this
                                             rate plus enough to cover the
                                             mortality and expense risk charges
                                             (which may include profit) and
                                             administrative charges if future
                                             Variable Annuity Payments are to
                                             remain level, (see Annuity return
                                             factor under Variable Annuity
                                             Assumed Annual Net Return Rate on
                                             Contract Schedule II).

                                        (f)  Once elected, Annuity payments
                                             cannot be commuted to a lump sum
                                             except for Variable Annuity
                                             payments under option 2 (see 4.07).
                                             The life expectancy of the
                                             Annuitant and second Annuitant
                                             shall be irrevocable upon the
                                             election of an Annuity option.

4.03  DEATH OF ANNUITANT/               (a)  Certificate Holder is Annuitant:
      BENEFICIARY:                           When the Certificate Holder is the
                                             Annuitant and the Annuitant dies
                                             under option 2 or 3, or both the
                                             Annuitant and the second Annuitant
                                             die under option 4(d), the present
                                             value of any remaining guaranteed
                                             payments will be paid in one sum to
                                             the Beneficiary, or upon election
                                             by the Beneficiary, any remaining
                                             payments will continue to the
                                             Beneficiary. If option 4 has been
                                             elected and the Certificate Holder
                                             dies, the remaining payments will
                                             continue to the successor payee. If
                                             no successor payee has been
                                             designated, the Beneficiary will be
                                             treated as the successor payee. If
                                             the Account has joint Certificate
                                             Holders, the surviving joint
                                             Certificate Holder will be deemed
                                             the successor payee.

                                        (b)  Certificate Holder is Not
                                             Annuitant: When the Certificate
                                             Holder is not the Annuitant and the
                                             Certificate Holder dies, the
                                             remaining payments under options 2,
                                             3 or 4 will continue to the
                                             successor payee. If no successor
                                             payee has been designated, the
                                             Beneficiary will be treated as the
                                             successor payee. If the Account has
                                             joint Certificate Holders, the
                                             surviving joint Certificate Holder
                                             will be deemed the successor payee.

                                             If the Annuitant dies under option
                                             2 or 3, or if both the Annuitant
                                             and the second Annuitant die under
                                             option 4(d), the present value of
                                             any remaining guaranteed payments
                                             will be paid in one sum to the
                                             Beneficiary, or upon the election
                                             by the Beneficiary, any remaining
                                             payments will continue to the
                                             Beneficiary. If option 4 has been
                                             elected, and the Annuitant dies,
                                             the remaining payments will
                                             continue to the Certificate Holder.

                                        (c)  No Beneficiary Named/Surviving: If
                                             there is no Beneficiary under
                                             option 2, 3 or 4, the present value
                                             of any remaining payments will be
                                             paid in one sum to the Certificate
                                             Holder, or if the Certificate
                                             Holder is not living, then to the
                                             Certificate Holder's estate.

4.03  DEATH OF ANNUITANT/               (d)  If the Beneficiary designated under
      BENEFICIARY                            option 1 dies, the amount held plus
      (CONT'D)                               accrued interest will be paid in
                                             one sum to a successor Beneficiary,
                                             if any, named by the designated
                                             Beneficiary. If there is no
                                             successor Beneficiary, the lump sum
                                             will be paid to the designated
                                             Beneficiary's estate.

                                        (e)  If the Beneficiary or the successor
                                             payee dies while receiving Annuity
                                             payments, the present value of any
                                             remaining guaranteed payments will
                                             be paid in one sum to the successor
                                             Beneficiary/payee, or upon election
                                             by the successor Beneficiary/payee,
                                             any remaining payments will
                                             continue to the successor
                                             Beneficiary/payee. If no successor
                                             Beneficiary/payee has been
                                             designated, the present value of
                                             any remaining guaranteed payments
                                             will be paid in one sum to the
                                             Beneficiary's/payee's estate.

                                        (f)  The present value will be
                                             determined as of the Valuation
                                             Period in which proof of death
                                             acceptable to Aetna and a request
                                             for payment is received at Aetna's
                                             Home Office. The interest rate used
                                             to determine the first payment will
                                             be used to calculate the present
                                             value.

4.04  FUND(S) ANNUITY UNITS --          The number of each Fund's Annuity units
      SEPARATE ACCOUNT:                 is based on the amount of the first
                                        Variable Annuity payment which is equal
                                        to:

                                        (a)  The portion of the Current Value
                                             applied to pay a Variable Annuity
                                             (minus any premium tax); divided by
                                        (b)  1,000; multiplied by
                                        (c)  The payment rate for the option
                                             chosen.

                                        Such amount, or portion, of the variable payment will be divided by the appropriate Fund Annuity unit value (see 4.05) on the tenth Valuation Period before the due date of the first payment to determine the number of each Fund Annuity units. The number of each Fund Annuity units remains fixed. Each future payment is equal to the sum of the products of each Fund Annuity unit value multiplied by the appropriate number of Units. The Fund Annuity unit value on the tenth Valuation Period prior to the due date of the payment is used.

4.05  FUND(S) ANNUITY UNIT              For any Valuation Period, a Fund Annuity
      VALUE -- SEPARATE                 unit value is equal to:
      ACCOUNT:
                                        (a)  The value for the previous Period;
                                             multiplied by

                                        (b)  The Annuity net return factor(s)
                                             (see 4.06 below) for the Period;
                                             multiplied by

                                        (c)  A factor to reflect the assumed
                                             annual net return rate (see
                                             Contract Schedule II).

                                        The dollar value of a Fund Annuity unit
                                        value and Annuity payments may go up or
                                        down due to investment gain or loss.

4.06  ANNUITY NET RETURN                The Annuity net return factor(s) are
      FACTOR(S) -- SEPARATE             used to compute Annuity payments for any
      ACCOUNT:                          Fund.

                                        The Annuity net return factor(s) for
                                        each Fund is equal to 1.0000000 plus the net return rate.

                                        The net return rate is equal to:

                                        (a)  The value of the shares of the Fund
                                             held by the Separate Account at the
                                             end of a Valuation Period; minus
                                        (b)  The value of the shares of the Fund
                                             held by the Separate Account at the
                                             start of the Valuation Period; plus
                                             or minus
                                        (c)  Taxes (or reserves for taxes) on
                                             the Separate Account (if any);
                                             divided by
                                        (d)  The total value of the Fund record
                                             units and the Fund Annuity units of
                                             the Separate Account at the start
                                             of the Valuation Period; minus
                                        (e)  A daily charge for Annuity
                                             mortality and expense risks, which
                                             may include profit, and a daily
                                             administrative charge (at the
                                             annual rate as shown on Contract
                                             Schedule II).

                                        A net return rate may be more or less
                                        than 0%.

                                        The value of a share of the Fund is
                                        equal to the net assets of the Fund
                                        divided by the number of shares
                                        outstanding.

                                        Payments shall not be changed due to
                                        changes in the mortality or expense
                                        results or administrative charges.

4.07  ANNUITY OPTIONS:                  Option 1 -- Payment of Interest on Sum
                                        Left with Aetna -- This option may be
                                        used only by the Beneficiary when the
                                        Certificate Holder dies before Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this option and will be held in the General Account of Aetna at interest (see 4.01). The Beneficiary may later tell Aetna to:

                                        (a)  Pay a portion or all of the sum
                                             held by Aetna; or
                                        (b)  Apply a portion or all of the sum
                                             held by Aetna to any Annuity option
                                             below.

                                        If a nonspouse Beneficiary elects that
                                        some or all of the Current Value is to
                                        be held under this option, the
                                        Beneficiary must tell Aetna to pay the
                                        full sum held under this option within 5 years of the date of death.

                                        Option 2 -- Payments for a Stated Period of Time -- An Annuity will be paid for the number of years chosen. The number of years must be at least 5 and not more than 30.

                                        If payments for this option are made
                                        under a Variable Annuity, the present
                                        value of any remaining payments may be
                                        withdrawn

4.07  ANNUITY OPTIONS:                  at any time. If a withdrawal is
      (CONT'D)                          requested within 3 years after the start
                                        of payments, it will be treated as a
                                        surrender and any applicable Surrender
                                        Fee will be applied (see 3.14).

                                        If a nonspouse Beneficiary elects this
                                        option at the death of the Contract
                                        Holder, the period selected may not
                                        extend beyond the Beneficiary's life
                                        expectancy.

                                        Option 3 -- Life Income -- An Annuity
                                        will be paid for the life of the
                                        Annuitant. If also chosen, Aetna will
                                        guarantee payments for 60, 120, 180, or
                                        240 months.

                                        Option 4 -- Life Income Based upon the
                                        Lives of Two Annuitants -- An Annuity
                                        will be paid during the lives of the
                                        Annuitant and a second Annuitant.
                                        Payments will continue until both
                                        Annuitants have died. When this option
                                        is chosen, a choice must be made of:

                                        (a)  100% of the payment to continue
                                             after the first death;
                                        (b)  66 2/3% of the payment to continue
                                             after the first death;
                                        (c)  50% of the payment to continue
                                             after the first death;
                                        (d)  Payments for a minimum of 120
                                             months with 100% of the payment to
                                             continue after the first death; or
                                        (e)  100% of the payment to continue at
                                             the death of the second Annuitant
                                             and 50% of the payment to continue
                                             at the death of the Annuitant.

                                        Other Options -- Aetna may make other
                                        options available as allowed by the laws of the state in which this Contract and the Certificate is delivered.

                                    OPTION 2

                      PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

---------------------------------------------------------------------------------------------------
                 GUARANTEED         MONTHLY           QUARTERLY         SEMI-ANNUAL        ANNUAL
 YEARS              RATE            PAYMENT            PAYMENT             PAYMENT         PAYMENT
---------------------------------------------------------------------------------------------------

   5                3.00%            17.91              53.59               106.78          211.99
   6                3.00%            15.14              45.30                90.27          179.22
   7                3.00%            13.16              39.39                78.49          155.83
   8                3.00%            11.68              34.96                69.66          138.31
   9                3.00%            10.53              31.52                62.81          124.69
  10                3.00%             9.61              28.77                57.33          113.82
  11                3.00%             8.86              26.52                52.85          104.93
  12                3.00%             8.24              24.65                49.13           97.54
  13                3.00%             7.71              23.08                45.98           91.29
  14                3.00%             7.26              21.73                43.29           85.95
  15                3.00%             6.87              20.56                40.96           81.33
  16                3.00%             6.53              19.54                38.93           77.29
  17                3.00%             6.23              18.64                37.14           73.74
  18                3.00%             5.96              17.84                35.56           70.59
  19                3.00%             5.73              17.13                34.14           67.78
  20                3.00%             5.51              16.50                32.87           65.26
  21                3.00%             5.32              15.92                31.72           62.98
  22                3.00%             5.15              15.40                30.68           60.92
  23                3.00%             4.99              14.92                29.74           59.04
  24                3.00%             4.84              14.49                28.88           57.33
  25                3.00%             4.71              14.09                28.08           55.76
  26                3.00%             4.59              13.73                27.36           54.31
  27                3.00%             4.47              13.39                26.68           52.97
  28                3.00%             4.37              13.08                26.06           51.74
  29                3.00%             4.27              12.79                25.49           50.60
  30                3.00%             4.18              12.52                24.95           49.53
--------------------------------------------------------------------------------------------------

                                    OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

----------------------------------------------------------------------------------------------
   ADJUSTED             NONE             60           120             180            240
    AGE OF        ----------------------------------------------------------------------------
   ANNUITANT        MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
----------------------------------------------------------------------------------------------

       50          $4.27   $3.90  $4.26   $3.90  $4.22   $3.89  $4.17   $3.86  $4.08   $3.82
       51           4.34    3.97   4.33    3.96   4.30    3.95   4.23    3.92   4.14    3.88
       52           4.43    4.03   4.41    4.03   4.37    4.01   4.30    3.98   4.20    3.93
       53           4.51    4.10   4.50    4.10   4.45    4.08   4.37    4.04   4.26    3.99
       54           4.60    4.18   4.59    4.17   4.54    4.15   4.45    4.11   4.32    4.04

       55           4.70    4.25   4.68    4.25   4.62    4.22   4.53    4.18   4.39    4.11
       56           4.80    4.34   4.78    4.33   4.72    4.30   4.61    4.25   4.45    4.17
       57           4.91    4.42   4.89    4.41   4.82    4.38   4.69    4.32   4.51    4.23
       58           5.03    4.52   5.00    4.51   4.92    4.47   4.78    4.40   4.58    4.30
       59           5.15    4.61   5.12    4.60   5.03    4.56   4.87    4.48   4.65    4.37

       60           5.28    4.72   5.25    4.70   5.14    4.66   4.96    4.57   4.71    4.44
       61           5.43    4.83   5.39    4.81   5.27    4.76   5.06    4.66   4.78    4.51
       62           5.58    4.95   5.53    4.93   5.39    4.87   5.16    4.75   4.84    4.58
       63           5.74    5.08   5.69    5.05   5.53    4.99   5.26    4.85   4.90    4.65
       64           5.91    5.21   5.85    5.18   5.66    5.10   5.36    4.95   4.96    4.72

       65           6.10    5.36   6.03    5.32   5.81    5.22   5.46    5.05   5.02    4.79
       66           6.30    5.51   6.21    5.47   5.93    5.36   5.56    5.16   5.08    4.86
       67           6.51    5.67   6.41    5.63   6.12    5.50   5.66    5.26   5.13    4.93
       68           6.73    5.85   6.62    5.80   6.28    5.65   5.77    5.37   5.18    5.00
       69           6.97    6.04   6.84    5.98   6.44    5.80   5.86    5.49   5.23    5.06

       70           7.23    6.25   7.07    6.18   6.61    5.97   5.96    5.60   5.27    5.12
       71           7.51    6.47   7.32    6.39   6.79    6.14   6.05    5.71   5.31    5.18
       72           7.80    6.71   7.58    6.62   6.96    6.32   6.14    5.83   5.34    5.23
       73           8.12    6.98   7.85    6.86   7.14    6.50   6.23    5.94   5.37    5.28
       74           8.46    7.26   8.14    7.12   7.32    6.69   6.31    6.04   5.40    5.32

       75           8.82    7.57   8.45    7.40   7.50    6.89   6.38    6.14   5.42    5.35
----------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-----------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------------
               SECOND
 ANNUITANT   ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-----------------------------------------------------------------------------

    55           50       $3.69      $4.05      $4.27      $3.69      $4.13
    55           55        3.88       4.25       4.47       3.87       4.25
    55           60        3.06       4.47       4.71       4.06       4.36

    60           55        3.99       4.44       4.71       3.98       4.55
    60           60        4.24       4.71       4.99       4.23       4.70
    60           65        4.49       5.01       5.32       4.48       4.85

    65           60        4.38       4.97       5.32       4.38       5.10
    65           65        4.72       5.33       5.70       4.71       5.32
    65           70        5.07       5.75       6.17       5.05       5.54

    70           65        4.93       5.68       6.15       4.91       5.86
    70           70        5.40       6.21       6.70       5.36       6.18
    70           75        5.89       6.82       7.40       5.81       6.49

    75           70        5.69       6.68       7.32       5.62       6.92
    75           75        6.37       7.45       8.15       6.23       7.40
    75           80        7.07       8.34       9.16       6.78       7.85
-----------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

--------------------------------------------------------------------------------
        ADJUSTED AGES
------------------------
                SECOND
 ANNUITANT    ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
--------------------------------------------------------------------------------

    55           50        $3.75      $4.07      $4.26      $3.75      $3.98
    55           55         3.88       4.25       4.47       3.87       4.06
    55           60         3.99       4.44       4.71       3.98       4.12

    60           55         4.06       4.47       4.71       4.06       4.37
    60           60         4.24       4.71       4.99       4.23       4.47
    60           65         4.38       4.97       5.32       4.38       4.54

    65           60         4.49       5.01       5.32       4.48       4.89
    65           65         4.72       5.33       5.70       4.71       5.02
    65           70         4.93       5.68       6.15       4.91       5.14

    70           65         5.07       5.75       6.17       5.05       5.60
    70           70         5.40       6.21       6.70       5.36       5.79
    70           75         5.69       6.68       7.32       5.62       5.96

    75           70         5.89       6.83       7.40       5.81       6.63
    75           75         6.37       7.45       8.15       6.23       6.92
    75           80         6.78       8.11       8.99       6.54       7.15
--------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                      PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------------------------------------------------------------------------
 YEARS           GUARANTEED        MONTHLY          QUARTERLY           SEMI-ANNUAL      ANNUAL
                    RATE           PAYMENT            PAYMENT              PAYMENT       PAYMENT
--------------------------------------------------------------------------------------------------

   5                3.50%            18.12              54.19               107.92          213.99
   6                3.50%            15.35              45.92                91.44          181.32
   7                3.50%            13.38              40.01                79.69          158.01
   8                3.50%            11.90              35.59                70.88          140.56
   9                3.50%            10.75              32.16                64.05          127.00
  10                3.50%             9.83              29.42                58.59          116.18
  11                3.50%             9.09              27.18                54.13          107.34
  12                3.50%             8.46              25.32                50.42           99.98
  13                3.50%             7.94              23.75                47.29           93.78
  14                3.50%             7.49              22.40                44.62           88.47
  15                3.50%             7.10              21.24                42.31           83.89
  16                3.50%             6.76              20.23                40.29           79.89
  17                3.50%             6.47              19.34                38.51           76.37
  18                3.50%             6.20              18.55                36.94           73.25
  19                3.50%             5.97              17.85                35.54           70.47
  20                3.50%             5.75              17.22                34.28           67.98
  21                3.50%             5.56              16.65                33.15           65.74
  22                3.50%             5.39              16.13                32.13           63.70
  23                3.50%             5.24              15.66                31.19           61.85
  24                3.50%             5.09              15.24                30.34           60.17
  25                3.50%             4.96              14.85                29.56           58.62
  26                3.50%             4.84              14.49                28.95           57.20
  27                3.50%             4.73              14.15                28.19           55.90
  28                3.50%             4.63              13.85                27.58           54.69
  29                3.50%             4.53              13.57                27.02           53.57
  30                3.50%             4.45              13.30                26.49           52.53
--------------------------------------------------------------------------------------------------

                                    OPTION 2

                      PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

--------------------------------------------------------------------------------------------------
 YEARS           GUARANTEED        MONTHLY          QUARTERLY           SEMI-ANNUAL      ANNUAL
                    RATE           PAYMENT            PAYMENT              PAYMENT       PAYMENT
--------------------------------------------------------------------------------------------------
   5                5.00%            18.74              56.00               111.33          219.98
   6                5.00%            15.99              47.77                94.96          187.64
   7                5.00%            14.02              41.90                83.30          164.59
   8                5.00%            12.56              37.52                74.58          147.35
   9                5.00%            11.42              34.11                67.81          133.99
  10                5.00%            10.51              31.40                62.42          123.34
  11                5.00%             9.77              29.19                58.03          114.66
  12                5.00%             9.16              27.36                54.38          107.45
  13                5.00%             8.64              25.81                51.31          101.39
  14                5.00%             8.20              24.50                48.69           96.21
  15                5.00%             7.82              23.36                46.44           91.75
  16                5.00%             7.49              22.37                44.47           87.88
  17                5.00%             7.20              21.51                42.75           84.48
  18                5.00%             6.94              20.74                41.23           81.47
  19                5.00%             6.71              20.06                39.88           78.80
  20                5.00%             6.51              19.46                38.68           76.42
  21                5.00%             6.33              18.91                37.59           74.28
  22                5.00%             6.17              18.42                36.62           72.35
  23                5.00%             6.02              17.98                35.73           70.61
  24                5.00%             5.88              17.57                34.93           69.02
  25                5.00%             5.76              17.20                34.20           67.57
  26                5.00%             5.65              16.87                33.53           66.25
  27                5.00%             5.54              16.56                32.92           65.04
  28                5.00%             5.45              16.28                32.35           63.93
  29                5.00%             5.36              16.01                31.83           62.90
  30                5.00%             5.28              15.77                31.35           61.95
--------------------------------------------------------------------------------------------------

                                    OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

----------------------------------------------------------------------------------------------
 ADJUSTED               NONE           60            120            180            240
  AGE OF          ----------------------------------------------------------------------------
 ANNUITANT          MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
----------------------------------------------------------------------------------------------
       50          $4.56   $4.20  $4.55   $4.19  $4.51   $4.18  $4.45   $4.15  $4.36   $4.11
       51           4.64    4.26   4.62    4.25   4.58    4.24   4.51    4.21   4.42    4.16
       52           4.72    4.32   4.70    4.32   4.66    4.30   4.58    4.26   4.48    4.21
       53           4.80    4.39   4.79    4.38   4.74    4.36   4.65    4.32   4.53    4.27
       54           4.89    4.46   4.87    4.46   4.82    4.43   4.73    4.39   4.59    4.32

       55           4.99    4.54   4.97    4.53   4.91    4.50   4.80    4.46   4.65    4.38
       56           5.09    4.62   5.07    4.61   5.00    4.58   4.88    4.53   4.72    4.44
       57           5.20    4.71   5.17    4.70   5.10    4.66   4.96    4.60   4.78    4.50
       58           5.32    4.80   5.29    4.79   5.20    4.75   5.05    4.68   4.84    4.57
       59           5.44    4.90   5.41    4.88   5.31    4.84   5.14    4.76   4.91    4.63

       60           5.57    5.00   5.53    4.99   5.42    4.93   5.23    4.84   4.97    4.70
       61           5.71    5.11   5.67    5.09   5.54    5.03   5.32    4.93   5.03    4.77
       62           5.86    5.23   5.81    5.21   5.66    5.14   5.42    5.02   5.09    4.84
       63           6.02    5.36   5.97    5.33   5.79    5.25   5.51    5.11   5.16    4.91
       64           6.20    5.49   6.13    5.46   5.93    5.37   5.61    5.21   5.21    4.98

       65           6.38    5.64   6.31    5.60   6.07    5.49   5.71    5.31   5.27    5.05
       66           6.58    5.79   6.49    5.75   6.22    5.63   5.81    5.41   5.32    5.12
       67           6.79    5.95   6.69    5.91   6.38    5.76   5.91    5.52   5.38    5.18
       68           7.02    6.13   6.89    6.08   6.53    5.91   6.01    5.63   5.42    5.25
       69           7.26    6.32   7.11    6.26   6.70    6.06   6.11    5.74   5.47    5.31

       70           7.52    6.53   7.35    6.45   6.86    6.23   6.20    5.85   5.51    5.37
       71           7.80    6.75   7.59    6.66   7.03    6.39   6.29    5.96   5.54    5.42
       72           8.09    6.99   7.85    6.89   7.21    6.57   6.38    6.07   5.57    5.47
       73           8.41    7.26   8.12    7.13   7.38    6.75   6.46    6.17   5.60    5.51
       74           8.75    7.54   8.41    7.39   7.55    6.94   6.53    6.28   5.63    5.55

       75           9.12    7.85   8.71    7.66   7.73    7.13   6.61    6.38   5.65    5.59
----------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------


----------------------------------------------------------------------------------------------
 ADJUSTED                NONE           60            120            180            240
  AGE OF          ----------------------------------------------------------------------------
 ANNUITANT           MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
----------------------------------------------------------------------------------------------
       50          $ 5.48   $5.12  $5.46   $5.11  $5.41   $5.09  $5.34   $5.06  $5.24   $5.01
       51            5.55    5.17   5.53    5.17   5.48    5.14   5.40    5.11   5.29    5.05
       52            5.63    5.23   5.61    5.23   5.55    5.20   5.46    5.16   5.34    5.10
       53            5.71    5.30   5.69    5.29   5.62    5.26   5.53    5.22   5.40    5.15
       54            5.80    5.37   5.77    5.36   5.70    5.33   5.60    5.27   5.45    5.20

       55            5.89    5.44   5.86    5.43   5.79    5.39   5.67    5.34   5.51    5.25
       56            5.99    5.52   5.96    5.51   5.87    5.47   5.74    5.40   5.56    5.31
       57            6.10    5.60   6.06    5.59   5.97    5.54   5.82    5.47   5.62    5.37
       58            6.21    5.69   6.17    5.67   6.06    5.62   5.90    5.54   5.68    5.42
       59            6.33    5.79   6.29    5.77   6.17    5.71   5.98    5.61   5.74    5.48

       60            6.46    5.89   6.41    5.87   6.28    5.80   6.06    5.69   5.79    5.55
       61            6.60    6.00   6.55    6.07   6.39    5.90   6.15    5.77   5.85    5.61
       62            6.75    6.11   6.69    6.08   6.51    6.00   6.24    5.86   5.91    5.67
       63            6.91    6.23   6.84    6.20   6.64    6.10   6.33    5.95   5.96    5.73
       64            7.09    6.37   7.00    6.33   6.77    6.22   6.42    6.04   6.02    5.80

       65            7.27    6.51   7.18    6.46   6.91    6.34   6.52    6.13   6.07    5.86
       66            7.47    6.66   7.36    6.61   7.05    6.46   6.61    6.23   6.12    5.92
       67            7.68    6.82   7.55    6.76   7.20    6.60   6.70    6.33   6.16    5.99
       68            7.91    7.00   7.76    6.93   7.35    6.74   6.80    6.43   6.21    6.04
       69            8.15    7.19   7.98    7.11   7.51    6.89   6.89    6.54   6.25    6.10

       70            8.41    7.39   8.21    7.30   7.67    7.04   6.97    6.64   6.28    6.15
       71            8.69    7.62   8.45    7.51   7.83    7.21   7.06    6.74   6.32    6.20
       72            8.99    7.86   8.70    7.73   8.00    7.38   7.14    6.85   6.35    6.25
       73            9.31    8.12   8.97    7.97   8.16    7.55   7.21    6.95   6.37    6.29
       74            9.65    8.41   9.26    8.23   8.33    7.73   7.29    7.04   6.39    6.33

       75           10.02    8.72   9.55    8.50   8.50    7.92   7.35    7.14   6.41    6.36
----------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

--------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------
                SECOND
 ANNUITANT    ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
--------------------------------------------------------------------------------
    55           50        $3.97      $4.35      $4.56      $3.97      $4.42
    55           55         4.16       4.54       4.76       4.15       4.54
    55           60         4.34       4.76       5.00       4.34       4.64

    60           55         4.27       4.73       5.00       4.26       4.83
    60           60         4.51       4.99       5.27       4.50       4.98
    60           65         4.76       5.29       5.60       4.75       5.13

    65           60         4.66       5.25       5.61       4.65       5.39
    65           65         4.99       5.61       5.99       4.98       5.60
    65           70         5.34       6.03       6.46       5.31       5.81

    70           65         5.19       5.97       6.44       5.17       6.14
    70           70         5.67       6.49       6.99       5.62       6.47
    70           75         6.16       7.10       7.68       6.07       6.77

    75           70         5.95       6.96       7.61       5.87       7.20
    75           75         6.64       7.73       8.43       6.48       7.68
    75           80         7.33       8.62       9.45       7.02       8.13
--------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------
               SECOND
 ANNUITANT   ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
------------------------------------------------------------------------------
    55          50        $4.03      $4.36      $4.55      $4.03      $4.41
    55          55         4.16       4.54       4.76       4.15       4.54
    55          60         4.27       4.73       5.00       4.26       4.83

    60          55         4.34       4.76       5.00       4.34       4.64
    60          60         4.51       4.99       5.27       4.50       4.98
    60          65         4.66       5.25       5.61       4.65       5.39

    65          60         4.76       5.29       5.60       4.75       5.13
    65          65         4.99       5.61       5.99       4.98       5.60
    65          70         5.19       5.97       6.44       5.17       6.14

    70          65         5.34       6.03       6.46       5.31       5.81
    70          70         5.67       6.49       6.99       5.62       6.47
    70          75         5.95       6.96       7.61       5.87       7.20

    75          70         6.16       7.10       7.68       6.07       6.77
    75          75         6.64       7.73       8.43       6.48       7.68
    75          80         7.04       8.39       9.29       6.79       8.70
------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------
               SECOND
 ANNUITANT   ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
------------------------------------------------------------------------------
    55          50         $4.88      $5.26     $ 5.48      $4.88      $5.34
    55          55          5.04       5.44       5.66       5.04       5.43
    55          60          5.21       5.65       5.89       5.21       5.53

    60          55          5.15       5.63       5.91       5.14       5.73
    60          60          5.37       5.87       6.16       5.37       5.86
    60          65          5.61       6.16       6.49       5.60       6.01

    65          60          5.52       6.14       6.51       5.51       6.28
    65          65          5.83       6.49       6.87       5.82       6.47
    65          70          6.17       6.90       7.33       6.13       6.67

    70          65          6.04       6.84       7.34       6.00       7.03
    70          70          6.49       7.35       7.87       6.44       7.33
    70          75          6.97       7.96       8.56       6.87       7.62

    75          70          6.77       7.84       8.51       6.68       8.08
    75          75          7.45       8.60       9.33       7.27       8.55
    75          80          8.14       9.49      10.35       7.80       8.98
------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Male and the Second Annuitant is Female.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------
               SECOND
 ANNUITANT   ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
------------------------------------------------------------------------------
    55          50         $4.93      $5.27     $ 5.46      $4.93      $5.19
    55          55          5.04       5.44       5.66       5.04       5.43
    55          60          5.15       5.63       5.91       5.14       5.73
    60          55          5.21       5.65       5.89       5.21       5.53
    60          60          5.37       5.87       6.16       5.37       5.86
    60          65          5.52       6.14       6.51       5.51       6.28
    65          60          5.61       6.16       6.49       5.60       6.01
    65          65          5.83       6.49       6.87       5.82       6.47
    65          70          6.04       6.84       7.34       6.00       7.03
    70          65          6.17       6.90       7.33       6.13       6.67
    70          70          6.49       7.35       7.87       6.44       7.33
    70          75          6.77       7.84       8.51       6.68       8.08
    75          70          6.97       7.96       8.56       6.87       7.62
    75          75          7.45       8.60       9.33       7.27       8.55
     75         80          7.86       9.28      10.20       7.57       9.59
------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
  The rates assume the Annuitant is Female and the Second Annuitant is Male.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

--------------------------------------------------------------------------------

                         [LOGO OF AETNA APPEARS HERE]


                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
                      Home Office:  151 Farmington Avenue
                         Hartford, Connecticut  06156
                                (800) 525-4225




                     CERTIFICATE OF GROUP ANNUITY COVERAGE
--------------------------------------------------------------------------------


ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.